SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 16, 2018

OptimizeRx Corporation
(Exact name of registrant as specified in its charter)

Nevada	000-53605	26-1265381
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Water Street, Suite 200, Rochester, MI	48307
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 248.651.6568

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

SECTION 8 – Other Events

Item 8.01	Other Events

On January 16, 2018, we issued a press release announcing our invitation to present at the NobleCon14 - Noble Capital Markets’ 14th Annual Investor Conference being held on January 29-30, 2018 at the W Hotel in Fort Lauderdale, Florida. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 8.01 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SECTION 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

99.1	Press release, dated January 16, 2018

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OptimizeRx Corporation

/s/ Douglas Baker
Douglas Baker
Chief Financial Officer

Date: January 18, 2018

2